Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Thomas P. Kalmbach, R. Brian Mitchell and Chris T. Moore, and each of them severally, her lawful attorneys and agents, for her and in her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10‑K for the fiscal year ended December 31, 2023. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10‑K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10‑K. The undersigned hereby ratifies and confirms her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below her name.

/s/ Linda L. Addison
Linda L. Addison, Director

Date:     February 28, 2024

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Thomas P. Kalmbach, R. Brian Mitchell and Chris T. Moore, and each of them severally, her lawful attorneys and agents, for her and in her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10‑K for the fiscal year ended December 31, 2023. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10‑K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10‑K. The undersigned hereby ratifies and confirms her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below her name.

/s/ Marilyn A. Alexander
Marilyn A. Alexander, Director

Date:     February 28, 2024

Exhibit 24

    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Thomas P. Kalmbach, R. Brian Mitchell and Chris T. Moore, and each of them severally, her lawful attorneys and agents, for her and in her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10‑K for the fiscal year ended December 31, 2023. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10‑K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10‑K. The undersigned hereby ratifies and confirms her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below her name.

/s/ Cheryl D. Alston
Cheryl D. Alston, Director

Date:     February 28, 2024

Exhibit 24

    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Thomas P. Kalmbach, R. Brian Mitchell and Chris T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10‑K for the fiscal year ended December 31, 2023. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10‑K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10‑K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ Mark A. Blinn
Mark A. Blinn, Director

Date:     February 28, 2024

Exhibit 24

    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Thomas P. Kalmbach, R. Brian Mitchell and Chris T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10‑K for the fiscal year ended December 31, 2023. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10‑K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10‑K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ James P. Brannen
James P. Brannen, Director

Date:     February 28, 2024

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Thomas P. Kalmbach, R. Brian Mitchell and Chris T. Moore, and each of them severally, her lawful attorneys and agents, for her and in her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10‑K for the fiscal year ended December 31, 2023. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10‑K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10‑K. The undersigned hereby ratifies and confirms her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below her name.

/s/ Jane Buchan
Jane Buchan, Director

Date:     February 28, 2024

Exhibit 24

    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Officer and Director of Globe Life Inc. does hereby constitute and appoint Thomas P. Kalmbach, R. Brian Mitchell and Chris T. Moore, and each of them severally, her lawful attorneys and agents, for her and in her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10‑K for the fiscal year ended December 31, 2023. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10‑K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10‑K. The undersigned hereby ratifies and confirms her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below her name.

/s/ Alice S. Cho
Alice S. Cho, Director

Date:     February 28, 2024

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Officer and Director of Globe Life Inc. does hereby constitute and appoint Thomas P. Kalmbach, R. Brian Mitchell and Chris T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10‑K for the fiscal year ended December 31, 2023. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10‑K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10‑K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ J. Matthew Darden
J. Matthew Darden
Co-Chairman and Chief Executive Officer and Director

Date:     February 28, 2024

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Thomas P. Kalmbach, R. Brian Mitchell and Chris T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10‑K for the fiscal year ended December 31, 2023. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10‑K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10‑K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ Steven P. Johnson
Steven P. Johnson, Director

Date:     February 28, 2024

Exhibit 24

    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Thomas P. Kalmbach, R. Brian Mitchell and Chris T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10‑K for the fiscal year ended December 31, 2023. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10‑K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10‑K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ David A. Rodriguez _
David A. Rodriguez, Director

Date:     February 28, 2024

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Thomas P. Kalmbach, R. Brian Mitchell and Chris T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10‑K for the fiscal year ended December 31, 2023. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10‑K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10‑K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ Frank M. Svoboda
Frank M. Svoboda
Co-Chairman and Chief Executive Officer and Director

Date:     February 28, 2024

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Thomas P. Kalmbach, R. Brian Mitchell and Chris T. Moore, and each of them severally, her lawful attorneys and agents, for her and in her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10‑K for the fiscal year ended December 31, 2023. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10‑K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10‑K. The undersigned hereby ratifies and confirms her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below her name.

/s/ Mary E. Thigpen
Mary E. Thigpen, Director

Date:     February 28, 2024

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Officer and Director of Globe Life Inc. does hereby constitute and appoint R. Brian Mitchell and Chris T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10‑K for the fiscal year ended December 31, 2023. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10‑K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10‑K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ Thomas P. Kalmbach
Thomas P. Kalmbach, Executive Vice
President and Chief Financial Officer

Date:     February 28, 2024

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Officer and Director of Globe Life Inc. does hereby constitute and appoint Thomas P. Kalmbach, R. Brian Mitchell and Chris T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10‑K for the fiscal year ended December 31, 2023. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10‑K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10‑K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ M. Shane Henrie
M. Shane Henrie, Corporate Senior Vice
President and Chief Accounting Officer

Date:     February 28, 2024